SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2009

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-12379 (Commission File Number)	31-1042001 (IRS Employer Identification No.)
4000 Smith Road Cincinnati, Ohio (Address of principal executive offices)		45209 (Zip Code)

Registrant’s telephone number, including area code:  (513) 979-5837

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

ITEM 1.01 Entry into a Material Definitive Agreement

Effective September 18, 2009, First Financial Bank, N.A. (“First Financial”), the wholly owned subsidiary of First Financial Bancorp (“Bancorp”) assumed all deposits and acquired certain assets and other liabilities of Irwin Union Bank and Trust Company, an Indiana state-chartered bank headquartered in Columbus, Indiana (“Irwin Union Bank”) and Irwin Union Bank,  F.S.B., a federally chartered savings association headquartered in Louisville, Kentucky (“Irwin FSB”), from the Federal Deposit Insurance Corporation (the “FDIC”), as receiver for Irwin Union Bank and Irwin FSB, collectively (the “Acquisition”), pursuant to the terms of separate purchase and assumption agreements entered into by First Financial, the FDIC, and the FDIC as receiver on September 18, 2009 (the “Agreements”).

Irwin Union Bank

Under the terms of the agreement with the FDIC as receiver for Irwin Union Bank, First Financial acquired loans held by Irwin Union Bank, marketable securities, cash and cash equivalents (excluding cash paid by the FDIC to complete the Acquisition) and other tangible assets. First Financial also assumed approximately $2.1 billion in customer deposits, liabilities to the Federal Home Loan Bank and/or Federal Reserve Bank and securities repurchase obligations. The deposits were acquired at a premium of 1% and assets were acquired at a discount of $544.1 million.

Irwin Union Bank operated branches in Indiana (12), Michigan (4), Nevada (2) and Utah (1).

In addition, subject to the terms of the agreement, First Financial acquired the stock of the direct/indirect subsidiaries of Irwin Union Bank, including, but not limited to Irwin Commercial Franchise Corporation, Irwin Home Equity Corporation, and Irwin Mortgage Corporation.

Irwin FSB

Under the terms of the agreement with the FDIC as receiver for Irwin FSB, First Financial acquired assets, including loans held by Irwin FSB, marketable securities, cash and cash equivalents (excluding cash paid by the FDIC to complete the Acquisition) and other tangible assets. First Financial also assumed liabilities, including approximately $0.4 billion in customer deposits, liabilities to the Federal Home Loan Bank and/or Federal Reserve Bank and securities repurchase obligations. The deposits were assumed at a premium of 0% and assets were acquired at a discount of $108.1 million.

Irwin FSB operated branches in Kentucky (1), Missouri (1), Arizona (2), Nevada (1), New Mexico (1), and California (2).

Modified Purchase

The loan portfolios of Irwin Bank and Irwin FSB were purchased under modified offerings by the FDIC whereby all non-performing assets, other real estate owned; acquisition, development and construction loans; and residential and commercial land loans were excluded from the purchased portfolio.

In connection with the Acquisition, the FDIC will make a cash payment to First Financial, subject to a customary post-closing adjustment based upon the final closing date balance sheet for Irwin Union Bank and Irwin FSB. The terms of the Agreements provide for the FDIC to indemnify First Financial against claims with respect to liabilities and assets of Irwin Union Bank or any of its affiliates and Irwin FSB not assumed or otherwise purchased by First Financial and with respect to claims made by shareholders of Irwin Financial Corporation.

Loss Sharing Agreements

In connection with the Acquisition, First Financial entered into loss sharing agreements with the FDIC that collectively cover approximately $2.5 billion of assets which include single family residential mortgage loans, commercial real estate and commercial and industrial loans and other commercial assets (referred to collectively as “covered assets”). Certain other assets of Irwin Union Bank and Irwin FSB were acquired by First Financial that are not covered by loss sharing agreements with the FDIC. These assets include marketable securities purchased at fair market value and other tangible assets.

Pursuant to the terms of the loss sharing agreements, the FDIC’s obligation to reimburse First Financial for losses with respect to covered assets begins with the first dollar of loss incurred. The FDIC will reimburse First Financial for 80% of losses of up to (a) $526 million with respect to covered assets of Irwin Union Bank and (b) $110 million with respect to covered assets of Irwin FSB. The FDIC will reimburse First Financial for 95% of losses in excess of these amounts. First Financial will reimburse the FDIC for 80% of recoveries with respect to losses for which the FDIC paid First Financial 80% reimbursement under the loss sharing agreements, and for 95% of recoveries with respect to losses for which the FDIC paid First Financial 95% reimbursement under the loss sharing agreements. The loss sharing agreements applicable to single family residential mortgage loans provides for FDIC loss sharing and First Financial reimbursement to the FDIC, in each case as described above, for ten years. The loss sharing agreements applicable to commercial loans and securities provides for FDIC loss sharing for five years and First Financial reimbursement to the FDIC for eight years, in each case as described above.

Summary

The foregoing summary of the agreements is not complete and is qualified in its entirety by reference to the full text of the agreements and certain exhibits attached thereto, a copy of which is attached hereto as Exhibits 2.1, 2.2 and 2.3 and incorporated by reference herein.

No other assets were acquired or liabilities assumed from Irwin Union Bank, Irwin F.S.B. or their parent entity, Irwin Financial Corporation, Columbus, Indiana.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.01.

ITEM 7.01 Regulation FD Disclosure

On September 18, 2009, Bancorp issued a press release announcing the Acquisition. A copy of this press release has been attached as Exhibit 99.1 to this Current Report and incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

To the extent that financial statements are required by this Item, such financial statements will be filed in an amendment to this Current Report no later than December 2, 2009.

(b) Pro Forma Financial Information

To the extent that pro forma financial information is required by this Item, such information will be filed in an amendment to this Current Report no later than December 2, 2009.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1
Purchase and Assumption Agreement Modified Whole Bank All Deposits, among the Federal Deposit Insurance Corporation, receiver of Irwin Union Bank and Trust Company, Columbus, Indiana, the Federal Deposit Insurance Corporation and First Financial, dated as of September 18, 2009.

2.2
Purchase and Assumption Agreement Modified Whole Bank All Deposits, among the Federal Deposit Insurance Corporation, receiver of Irwin Union Bank, F.S.B., Louisville, Kentucky, the Federal Deposit Insurance Corporation and First Financial, dated as of September 18, 2009.

2.3
Amendment 1 to Purchase and Assumption Agreement Modified Whole Bank All Deposits, among the Federal Deposit Insurance Corporation, receiver of Irwin Union Bank and Trust Company, Columbus, Indiana, the Federal Deposit Insurance Corporation and First Financial, dated as of September 18, 2009.

99.1	Press Release announcing the Acquisition, dated September 18, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP (Registrant)

By:	/s/ J. Franklin Hall
J. Franklin Hall
Executive Vice President, Chief Financial Officer

Date: September 23, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1
Purchase and Assumption Agreement Modified Whole Bank All Deposits, among the Federal Deposit Insurance Corporation, receiver of Irwin Union Bank and Trust Company, Columbus, Indiana, the Federal Deposit Insurance Corporation and First Financial, dated as of September 18, 2009.

2.2
Purchase and Assumption Agreement Modified Whole Bank All Deposits, among the Federal Deposit Insurance Corporation, receiver of Irwin Union Bank, F.S.B., Louisville, Kentucky, the Federal Deposit Insurance Corporation and First Financial, dated as of September 18, 2009.

2.3
Amendment 1 to Purchase and Assumption Agreement Modified Whole Bank All Deposits, among the Federal Deposit Insurance Corporation, receiver of Irwin Union Bank and Trust Company, Columbus, Indiana, the Federal Deposit Insurance Corporation and First Financial, dated as of September 18, 2009.

99.1	Press Release announcing the Acquisition, dated September 18, 2009.